Exhibit 10.35

Confidential Treatment Requested Under 17 C.F.R. §§ 200.80(b)(4) and 230.406

Change Order Form # 14

Change order under Agreement dated: Fourth Amendment to Development and Clinical Supplies Agreement dated March 2, 2011

Between:  Radius Health, Inc and 3M

Project Name: For the development of Radius’s BA-058 compound delivered via 3M’s Microstructured Transdermal Delivery System

Change requested by: Radius Health, Inc.

Name: Michele Gehrt

Company:  3M

Date:  20Jul2012

Description of change: Radius has requested the addition of work to perform residual drug analysis and microscopic evaluation of BA058-sMTS patches and arrays (placebo, 50, 100, and 150 mcg/array) following use in the Phase II Clinical Study.

SCOPE:

[*] patches will be returned to 3M for residual drug analysis and microscopic evaluation.  The 11 clinical sites will collect the patches and ship them to 3M on a monthly basis.  The patches will be labeled with patient number, sample date, visit number and kit number.  The patches will be stored (at the clinical sites, 3M and PACE) and shipped at [*]°C.  Upon receipt at 3M, the samples will be segregated according to visit number. Patches that are dislodged from the collar during shipping will not be tested.  The analyses will be done at the end of the clinical study at which time Radius will instruct 3M to select certain patches by patient number.

Residual drug analysis will be done using 3M Method-07-001836.

Microscopic analysis will be done using a [*]x magnification and looking for microneedle fracture, breakage, chipping, deformation, or other damage.  Results for each array will be recorded on the attached observations sheet (Attachment 1) and observation summary sheet (Attachment 2).  Digital photos will be recorded.  An example image is included as Attachment 3.

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

The following table summarizes the patches to be analyzed.

Description	Number of Patches
Used patches for Microscopic Analysis • [*] patches per dose • 4 doses: placebo, 50 mcg, 100 mcg, 150 mcg • Patches collected at Day [*]	[*]
Un-used patches for Microscopic Analysis • [*] patches per dose • 2 doses: placebo, 150 mcg • Patches collected at end of study (Day 180)	[*]
Used patches for Residual Drug Analysis • [*] patches per dose per timepoint • 4 doses: placebo, 50 mcg, 100 mcg, 150 mcg • Patches collected at Day [*], Day [*], Day [*]	[*]

DELIVERABLES:

•                  Summary report describing residual BA058 content of arrays

•                  Summary report describing the type and frequency of visual observations.

TIMING:

The estimated effort in hours is summarized in the table below.

Task	Estimated Effort (hours)
Preparation, review and approval of testing protocols and reports	[*]
Collection and organization of samples	[*]
Residual drug analysis and microscopic analysis	[*]
Total additional hours	[*]

Total estimated hours:  [*]

Estimated completion date:  August 2013 (60 days after end of clinical study)

Total estimated direct costs:  $5,000 (analytical supplies and storage costs at PACE)

In all other respects, the terms and conditions of the Agreement remain in full force and effect.

Requested task, dates and costs are approved by:

Company: Radius Health, Inc		Company: 3M
Name: Nick Harvey		Name: Michele Gehrt
Signature:	/s/ Nick Harvey	Signature:	/s/ Michele Gehrt
Position: CFO		Position: Commercialization Mgr
Date (dd/mm/yy): 15/08/2012		Date (dd/mm/yy):15/08/2012

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

ATTACHMENT 1 — OBSERVATIONS

Sample ID:

Describe appearance of patch:

Enter code for damaged array on to chart.

Codes: R — break, C — chip, K — crack, D — bend, L — blunt, F — partial fill

Add sequence number for digital image.

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

ATTACHMENT 2 — SUMMARY OBSERVATIONS

Sample ID	Microneedle fracture (breaks, cracks, and chips)			Deformation of the needle (bends and/or blunting)		Comments
	Breaks	Cracks	Chips	Bends	Blunting
	Breaks	Cracks	Chips	Bends	Blunting
	Breaks	Cracks	Chips	Bends	Blunting
	Breaks	Cracks	Chips	Bends	Blunting
	Breaks	Cracks	Chips	Bends	Blunting
	Breaks	Cracks	Chips	Bends	Blunting
	Breaks	Cracks	Chips	Bends	Blunting
	Breaks	Cracks	Chips	Bends	Blunting
	Breaks	Cracks	Chips	Bends	Blunting
	Breaks	Cracks	Chips	Bends	Blunting
	Breaks	Cracks	Chips	Bends	Blunting
	Breaks	Cracks	Chips	Bends	Blunting
	Breaks	Cracks	Chips	Bends	Blunting
	Breaks	Cracks	Chips	Bends	Blunting
	Breaks	Cracks	Chips	Bends	Blunting

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Breaks	Cracks	Chips	Bends	Blunting

ATTACHMENT 3 — EXAMPLE IMAGE

[*]

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.